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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 2001 relating to the financial statements of Storage Technology Corporation, which appears in Storage Technology Corporation's Annual Report on Form 10-K for the year ended December 29, 2000.

/s/ PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP
Denver, Colorado
May 15, 2001